EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

Significant Subsidiaries

                                                                         Percentage
                                                                          of Voting         Number        Number
                                                    Jurisdiction of   Securities Owned      of US        of Non-US
                      Company                        Incorporation      by Registrant    subsidiaries   subsidiaries
                      -------                        -------------    ----------------   ------------   ------------
Omnicom Capital Inc..............................     Connecticut             100%             0              0
Omnicom Finance Inc..............................      Delaware               100%             0              0
Omnicom Europe Limited...........................   United Kingdom            100%             3            384
Omnicom Holdings Inc.............................      Delaware               100%             1              0
BBDO Worldwide Inc...............................      New York               100%            15            344
DDB Worldwide Communications Group, Inc..........      New York               100%            12            229
TBWA Worldwide Inc...............................      New York               100%            21            252
DAS Holdings Inc.................................      Delaware               100%            33              2
Omnicom Media Group Holdings Inc.................      Delaware               100%             4              9
Fleishman-Hillard Inc............................      Delaware               100%             6             10
Ketchum Inc......................................      Delaware               100%             2              3
InterOne Marketing Group, Inc....................      Michigan               100%             1              1
Bernard Hodes Group, Inc.........................      Delaware               100%             0              0
Rapp Partnership Holdings Inc....................      Delaware               100%             5              0
Cline, Davis & Mann, Inc.........................      New York               100%             0              0
Zimmerman and Partners Advertising...............      Delaware               100%             8              0


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

Other Agencies

                                                            Percentage of Voting
                                           Jurisdiction of    Security Owned by
          Company                           Incorporation        Registrant
          -------                          ---------------  --------------------
Adelphi Group.........................     United Kingdom            100%
Agency.com............................        Delaware               100%
Alcone Marketing Group................       California              100%
Anderson DDB..........................         Canada                100%
ARA Group.............................       Netherlands             100%
Arnell Group..........................        Delaware               100%
atmosphere............................        Delaware                90%
Auditoire.............................         France                100%
Brand Architecture....................        Delaware               100%
Brodeur Worldwide.....................      Massachusetts            100%
Carlson and Partners..................        New York               100%
Changing Our World....................        Delaware               100%
Clark & Weinstock.....................        Delaware               100%
Claydon Heeley Jones Mason............     United Kingdom            100%
Cone..................................      Massachusetts            100%
Corbett Accel Healthcare Group........        Illinois               100%
CPM...................................     United Kingdom            100%
Creative Juice........................        Thailand                72%
Davie-Brown Entertainment.............       California              100%
del Rivero Messianu...................        Delaware                80%
Dieste, Harnel & Partners.............          Texas                100%
Direct Partners.......................        Delaware               100%
Doremus...............................        Delaware               100%
Element 79 Partners...................        Delaware                80%
Fitzgerald Communications.............        Delaware               100%
Gavin Anderson & Company..............        Delaware               100%
Generator.............................         Canada                100%
Goodby, Silverstein & Partners........       California              100%
Grizzard Communications...............        Delaware               100%
GSD&M.................................        Delaware               100%
Hall & Partners Group.................        Delaware               100%
Harrison & Star Business Group........        New York               100%
Health Science Communication..........        New York               100%
Heye & Partner........................         Germany               100%
Horrow Sports Ventures................        Delaware                80%
ICON..................................       Connecticut              99%
Integer Group.........................        Colorado               100%
Integrated Merchandising Services.....        Delaware               100%
Interbrand............................        New York               100%
InterScreen...........................         Germany               100%
Jump..................................         France                 90%
Kaleidoscope..........................        New York               100%
Ketchum Directory Advertising.........        Delaware               100%
KPR...................................        New York               100%
Lieber Levett Koenig Farese Babcock...        Delaware               100%
Lyons Lavey Nickel Swift..............        New York               100%
M/A/R/C Research......................          Texas                100%
Maher Bird Associate Limited..........     United Kingdom             68%
MarketStar............................        Delaware               100%
Martin/Williams.......................        Minnesota              100%
Matthews Media Group..................        Maryland               100%
Mercury Public Affairs................        Delaware                70%
Merkley & Partners....................        Delaware               100%
MicroMedia............................         Finland               100%
Millsport.............................        Delaware                60%
Moss Dragoti..........................           N/A                  N/A


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

Other Agencies

                                                            Percentage of Voting
                                           Jurisdiction of    Security Owned by
          Company                           Incorporation        Registrant
          -------                          ---------------  --------------------
National In-Store.....................        Delaware               100%
New Solutions.........................     United Kingdom            100%
Novus.................................        Delaware               100%
OMD USA Inc...........................        Delaware               100%
Organic...............................        Delaware               100%
Paris Venise Design...................         France                100%
PGC Advertising.......................          Texas                100%
PhD...................................     United Kingdom            100%
Porter Novelli International..........        Delaware               100%
Radiate Sports & Entertainment Group..        Delaware               100%
Russ Reid Company.....................        Illinois               100%
Salesforce............................        Australia              100%
Screen................................         Germany               100%
Sellbytel.............................         Germany              76.3%
Serino Coyne..........................        New York                80%
Siegel & Gale.........................        Delaware                80%
Staniforth............................     United Kingdom            100%
Steiner Sports Marketing..............        New York               100%
TARGIS Healthcare Communications
  Worldwide...........................         Germany                85%
Tequila...............................        Delaware               100%
The Ant Farm..........................       California               90%
The Designory.........................       California              100%
The Marketing Arm.....................        Delaware               100%
The Promotion Network.................          Texas                 51%
TPG...................................        Delaware               100%
Tracy Locke Partnership...............          Texas                100%
Tribal DDB............................        Delaware               100%
Washington Speakers Bureau............        Delaware               100%
Wolff Olins...........................     United Kingdom            100%


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